BLACKROCK INDEX FUNDS, INC.

S&P 500 Index Fund

Small Cap Index Fund

Aggregate Bond Index Fund

International Index Fund

Supplement dated November 9, 2006 to the

Prospectus dated October 2, 2006, as supplemented

In the section of the Prospectus entitled “Your Account — How to Buy, Sell and Transfer Shares,” the subsection entitled “Exchange Your Shares” is deleted in its entirety.